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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 2000


                          ARONEX PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
               DELAWARE                                0-21130                              76-0196535


    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)
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                          8707 TECHNOLOGY FOREST PLACE
                         THE WOODLANDS, TEXAS 77381-1191
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)



                                 (281) 367-1666
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

         On April 17, 2000, Aronex Pharmaceuticals, Inc. (the "Company") completed a closing of a private placement of its Common Stock and warrants to purchase its Common Stock. The Company sold an aggregate of 2,932,574 shares in the private placement and issued five year warrants (the "Warrants") to purchase 977,524 shares of Common Stock at a purchase price of $3.00 per share.

         The Company raised approximately $8.1 million ($7.3 million net of the finders' fee and expenses). The Company intends to use the net proceeds of the private placement for general corporate purposes.

         Paramount Capital, Inc. ("Paramount") served as the finder for the private placement. In consideration for such services, the Company paid Paramount a finders' fee of $564,514.95 and issued a seven year warrant to Paramount exercisable for 150,000 shares of Common Stock at an exercise price of $3.25 per share.

         The private placement was not registered under the Securities Act of 1933, as amended (the "Securities Act"), and was made in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D. The purchasers in the private placement consisted of accredited investors.

         The Company has agreed to file a registration statement registering the shares sold in the offering and the shares issuable upon exercise of the Warrants sold in the offering within 30 days of the closing.

         On April 17, 2000, the Company issued a press release which announced the closing of the private placement of 2,932,574 shares of Common Stock and 977,524 Warrants. The press release is filed as an exhibit to this Current Report on Form 8-K pursuant to Rule 135c under the Securities Act of 1933, as amended.


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         Exhibit No.                        Description
         ----------                         -----------
         4.1                                --       Form of Subscription Agreement

         4.2                                --       Form of Warrant

         4.3                                --       Form of Warrant to Paramount

         10.1                               --       Finders' Agreement

         99.1                               --       Press Release
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ARONEX PHARMACEUTICALS, INC.

Date: May 25, 2000

                                               By: /s/ TERANCE MURNANE
                                                  -----------------------------
                                                   Terance Murnane
                                                   Controller and Secretary
                                                   (principal financial officer)









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                                 EXHIBIT INDEX


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         Exhibit No.                        Description
         ----------                         -----------
         4.1                                --       Form of Subscription Agreement

         4.2                                --       Form of Warrant

         4.3                                --       Form of Warrant to Paramount

         10.1                               --       Finders' Agreement

         99.1                               --       Press Release
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